UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 22, 2020(May 21, 2020)

United States Steel Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-16811	25-1897152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Grant Street,

Pittsburgh, PA 15219-2800

(Address of Principal Executive Offices, and Zip Code)

(412) 433-1121

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	X	New York Stock Exchange
Common Stock	X	Chicago Stock Exchange

Item 1.01. Entry into a Material Definitive Agreement.

On May 21, 2020, United States Steel Corporation (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) with the subsidiary guarantors named therein and J.P. Morgan Securities LLC, as representative of the several initial purchasers named therein, relating to the sale by the Company of $1,056,357,000 aggregate principal amount of its 12.000% Senior Secured Notes due 2025 (the “Senior Secured Notes”) in the United States to persons reasonably believed to be “qualified institutional buyers” pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons pursuant to Regulation S under the Securities Act. The sale of the Senior Secured Notes is expected to close on May 29, 2020, subject to customary closing conditions.

The Purchase Agreement contains customary representations, warranties and agreements by the Company and the subsidiary guarantors. Under the terms of the Purchase Agreement, the Company and the subsidiary guarantor have agreed to indemnify the initial purchasers against certain liabilities. A copy of the Purchase Agreement is included in this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The summary description of the terms of the Purchase Agreement in this report is qualified in its entirety by reference to Exhibit 10.1.

Item 8.01. Other Events.

On May 21, 2020, the Company issued a press release announcing that it had priced its previously announced offering of Senior Secured Notes. The offering of the Senior Secured Notes was upsized to $1,056,357,000 from the originally announced aggregate principal amount of $700,000,000. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits

Exhibit Number	Description
10.1	Purchase Agreement for the Senior Secured Notes, dated as of May 21, 2020

99.1	Press release dated May 21, 2020

104	Cover Page lnteractive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By:	/s/ Duane D. Holloway
Name: Duane D. Holloway
Title: Senior Vice President, General Counsel and Chief Ethics & Compliance Officer

Dated: May 22, 2020